Filed pursuant to Rule 497(e)

Registration Nos. 333-272579; 811-23883

The 2023 ETF Series Trust

Eagle Capital Select Equity ETF (NYSE Arca, Inc. Ticker: EAGL)
Brandes U.S. Small-Mid Cap Value ETF (Cboe BZX Exchange, Inc. Ticker: BSMC)
Brandes U.S. Value ETF (Cboe BZX Exchange, Inc. Ticker: BUSA)
Brandes International ETF (Cboe BZX Exchange, Inc. Ticker: BINV)
Atlas America Fund (The Nasdaq Stock Market, LLC Ticker: USAF)
Pacific NoS Global EM Equity Active ETF (The Nasdaq Stock Market, LLC Ticker: GEME)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 25, 2025 to each Fund’s currently effective
Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for each Fund and should be read in conjunction with those documents.

After careful consideration, the Board of Trustees of The 2023 ETF Series Trust (the “Trust”) have determined to appoint certain new officers of the Trust. Accordingly, the following changes are made to each Fund’s Prospectus and SAI:

•	Effective July 21, 2025, the section titled Management of the Trust – Officers in each Fund’s SAI is deleted and replaced with the following:

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of Michale Minella is The 2023 ETF Series Trust c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. The address of each other officer of the Trust is The 2023 ETF Series Trust c/o Tidal ETF Services LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis Born: 1973	President	Indefinite term; since 2025	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).
Michael Minella Born: 1971	Treasurer	Indefinite term; Since 2023	Director and Fund Chief Compliance Officer (since 2022), ACA Group, LLC; Director of Audit and Risk Strategy & Planning (2021 to 2022), Fidelity Investments; Vice President and Director, Funds’ Treasurer’s Office and Investment & Adviser Compliance (2009 to 2021), Fidelity Management & Research Company.
Ally L. Mueller Born: 1979	Senior Vice President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), Head of ETF Launches and Client Success (since 2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Vice President, Tidal Trust I (2022 to 2024).
Lissa M. Richter Born: 1979	Vice President and Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Indefinite term; since 2025	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Director, Hadron Specialty Insurance Company; Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

1   Each officer serves at the pleasure of the Board.

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•	The section titled Fund Officer Services in each Fund’s SAI is deleted and replaced with the following:

Under a Principal Trust Administrator Services Agreement (the “PTA Agreement”) with the Trust, Tidal ETF Services LLC provides a President, Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer to the Trust. The PTA Agreement with respect to the Fund continues in effect for an initial five (5) year period. The PTA Agreement is terminable after the initial five (5) year period by either party upon 90 days’ prior written notice to the other party. Thereafter, the PTA Agreement continues until terminated, which may be accomplished by either party providing the other party 90 days’ prior written notice. Notwithstanding the foregoing, the Board will have the right to remove the Officers at any time, with or without cause and without the payment of any penalty.

Under a PFO Agreement (the “PFO Agreement”) by and between the Trust, Tidal ETF Services LLC, and Adviser Compliance Associates, LLC (“ACA”), an affiliate of the Trust’s distributor, Foreside Fund Services, LLC, ACA provides a Principal Financial Officer and Treasurer to the Trust. The PFO Agreement with respect to the Fund continues in effect for the period from July 21, 2025 through September 15, 2025. The PFO Agreement is terminable with or without cause and without penalty by the Board or by ACA with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the Principal Financial Officer and Treasurer at any time, with or without cause, without the payment of any penalty.

•	The Trust’s address has changed to 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. All references to the Trust’s former address in each Fund’s Prospectus and SAI are hereby deleted and replaced with 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Please retain this Supplement for future reference.

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